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                                                                    EXHIBIT 10.6


                               FIFTH AMENDMENT TO
                            REVOLVING LOAN AGREEMENT

     THIS FIFTH AMENDMENT TO REVOLVING LOAN AND SECURITY AGREEMENT dated as of August 1, 1998 (this "Amendment"), is between TAYLOR CAPITAL GROUP, INC., an Delaware corporation (the "Borrower"), and LASALLE NATIONAL BANK, a national banking association (the "Bank").


                              W I T N E S S E T H:

     WHEREAS, the Borrower and the Bank entered into a Loan Agreement dated as February 12, 1997, as amended by a First Amendment dated February 27, 1997, a Second Amendment dated November 1, 1997, a Third Amendment dated May 1, 1998 and a Fourth Amendment dated June 1, 1998 (as so amended, the "Agreement"); and

     WHEREAS, the Borrower and the Bank have agreed to amend the Agreement as more fully described herein,

     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

     1. DEFINITIONS. All capitalized terms used herein without definition shall have the respective meanings set forth in the Agreement.

     2. AMENDMENTS TO THE AGREEMENT.

     2.1 Amendment to Section 1.1. The definition of "Revolving Credit Maturity Date" set forth in Section 1.1 of the Agreement is hereby amended by deleting therefrom the date "August 1, 1998" and substituting therefor the date "September 1, 1998".

     2.2 Addition of Section 7.1(ee). The following new Section 7.19(ee) is hereby added to the Agreement:

         "The Borrower has reviewed the areas within its business and operations which could be adversely affected by, and have developed or are developing a program to address on a timely basis, the "Year 2000 problem" (that is, the risk that computer applications used by the Borrower may be unable to recognize and perform properly date-sensitive functions involving certain dates prior to and any date after December 31, 1999), and have made related appropriate inquiry of material suppliers and vendors. Based on such review and program, the Borrower believes that the "Year 2000 Problem" will not have a material adverse effect on the Borrower."


          2.3 Amendment to Section 7.2(d)(iv). The following sentence is hereby added at the end of Section 7.2(d)(iv):

               "Statements of financial performance and compliance certificates required to be provided by the Borrower to the Bank herein shall: (i) include a statement that the Year 2000 remediation efforts of the Borrower are proceeding as scheduled, and (ii) indicate whether an auditor, regulator or third party consultant has issued a management letter or other communication regarding the Year 2000 exposure program or progress of the Borrower."

          2.4 Replacement of Exhibit 3.1. Exhibit 3.1 attached to and made a part of the Agreement is hereby deleted in its entirety and Exhibit 3.1 attached hereto is hereby substituted therefor.
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     3.   WARRANTIES. To induce the Bank to enter into this Amendment, the
Borrower warrants that:

          3.1 Authorization. The Borrower is duly authorized to execute and deliver this Amendment and is and will continue to be duly authorized to borrow monies under the Agreement, as amended hereby, and to perform its obligations under the Agreement, as amended hereby.

          3.2 No Conflicts. The execution and delivery of this Amendment and the performance by the Borrower of its obligations under the Agreement, as amended hereby, do not and will not conflict with any provision of law or of the charter or by-laws of the Borrower or of any agreement binding upon the Borrower.

          3.3 Validity and Binding Effect. The Agreement, as amended hereby, is a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditors' rights or by general principles of equity limiting the availability of equitable remedies.

          3.4 No Default. As of the date hereof, no Event of Default under
Section 8 of the Agreement, as amended by this Amendment, or event or condition which, with the giving of notice or the passage of time, shall constitute an Event of Default, has occurred or is continuing.

          3.5 Warranties. As of the date hereof, the representations and warranties in Section 7 of the Agreement are true and correct as though made on such date, except for such changes as are specifically permitted under the Agreement.

     4.   GENERAL

          4.1 Law. This Amendment shall be construed in accordance with and governed by the laws of the State of Illinois.



          4.2 Successors. This Amendment shall be binding upon the Borrower and the Bank and their respective successors and assigns, and shall inure to the benefit of the Borrower and the Bank and their respective successors and assigns.

          4.3 Confirmation of the Agreement. Except as amended hereby, the Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects.

     5. EFFECTIVENESS. This Amendment shall become effective upon receipt by the Bank of the following documents, duly executed by the parties thereto:


               (a)  This Amendment;

               (b) Substitute Revolving Note in the form of Exhibit 3.1 attached hereto duly executed by the Borrower; and

               (c)  such other documents as the Bank reasonably may request.

     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.


LASALLE NATIONAL BANK                        TAYLOR CAPITAL GROUP, INC.



By: /s/ J. Goldner                           By: /s/ J. C. Alstrn
   -------------------------                    --------------------------
Its:                                         Its:  CFO
    ------------------------                     -------------------------

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                                                                     EXHIBIT 3.1


                           SUBSTITUTE REVOLVING NOTE


$7,000,000                                            Dated as of August 1, 1998
                                                          Due: September 1, 1998



     FOR VALUE RECEIVED, TAYLOR CAPITAL GROUP, INC., a Delaware corporation (the "Maker") promises to pay to the order of LASALLE NATIONAL BANK, a national banking association (the "Bank") the lesser of the principal sum of SEVEN MILLION DOLLARS ($7,000,000) or the aggregate unpaid principal amount of Revolving Loans outstanding under the Loan Agreement hereinafter referred to at the maturity or maturities and in the amount or amounts as stated on the records of the Bank, together with interest (computed on the basis of a year consisting of 360 days for actual days elapsed) on any and all such principal amounts outstanding hereunder from time to time from the date hereof until maturity. Interest shall be payable at the rate of interest and the times set forth in the Loan Agreement date as of February 12, 1997 between the Maker and the Bank (as amended, supplemented or modified from time to time, the "Loan Agreement"). In no event shall any principal amount have a maturity later than September 1, 1998.

     Principal and interest shall be paid to the Bank at its office at 135 South LaSalle Street, Chicago, Illinois 60603, or at such other place as the holder of this Note may designate in writing to the Maker. This Note may be prepaid in whole or in part as provided for in the Loan Agreement.

     This Note evidences indebtedness incurred under the Loan Agreement to which reference is hereby made for a statement of the terms and conditions under which the due date of this Note or any payment hereon may be accelerated. The holder of this Note is entitled to all of the benefits and security provided for in the Loan Agreement.

     Demand, presentment, protests and notice of non-payment are hereby waived by the Maker.

     This Note is a replacement and substitute for, but not a repayment of, that certain $7,000,000 Substitute Revolving Note dated as of June 1, 1998 of the Maker payable to the order of the Bank and does not and shall not be deemed to constitute a novation therefor.


                                   TAYLOR CAPITAL GROUP, INC.


                                   By:
                                      -----------------------------
                                   Its:
                                       ----------------------------